united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2635

Date of fiscal year end: 11/30

Date of reporting period: 5/31/18

Item 1. Reports to Stockholders.

Linde Hansen Contrarian Value Fund

SEMI-ANNUAL REPORT

May 31, 2018

Class I Shares (Symbol: LHVIX)
Class A Shares (Symbol: LHVAX)

1-855-754-7933
www.lindehansen.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholder:

Thank you for investing along with us in the Linde Hansen Contrarian Value Fund. As contrarian value investors in U.S. domestic common stocks, we use fundamental analysis to build a concentrated portfolio that we believe is not beholden to conventional thinking, thereby differentiating us from most others available today. Our goal is to build wealth for our shareholders over longer holding periods using a methodology we believe has stood the test of time.

Performance Review

The Linde Hansen Contrarian Value Fund – Class A and Class I Shares advanced 0.22% and 0.36% respectively for the six-month period ended May 31, 2018. For comparison, the Russell Midcap Value Index advanced 0.27% for the same interval.

Rising interest rates and a reduction in the corporate income tax rate marked the six-month period. The Federal Reserve Board resumed its program of quarterly 25 basis point Federal Funds rate hikes in December, March and June and signaled more on the way. Rising short term rates may have contributed to weakness in the shares of big ticket consumer durable companies like home builders and home furnishing producers as well as those of electric utilities.

Growth and momentum was still very much in favor. Across all levels of capitalization, growth indexes soundly outperformed their value brethren. However, the performance advantage tilted to small cap stocks which outperformed large caps across all styles. Perhaps the reduction in tax rates, which disproportionately benefits smaller domestic companies, aided performance of the small caps.

Within the Russell Mid Cap Value Index energy stocks were the strongest, advancing 18% on average and providing the largest positive contribution to the index return. Close behind were the shares of technology companies which continued to exhibit strong performance. On the weaker side of the ledger, the stocks of consumer durable and utility companies struggled as mentioned earlier.

The Linde Hansen Contrarian Value fund benefited from its investments in oil-focused energy stocks during the first half of the fund’s fiscal year. Strong moves in the prices of EOG (3.2% of portfolio) and Transocean (1.3% of portfolio) benefited the portfolio. Additionally, our position in insurance company XL Group was the best performer in the portfolio, generating a total return of just over 44% for the six months largely as a result of a March takeover offer the company received from AXA SA.

While our-oil focused energy stocks performed well, our natural gas-focused stocks did not. Concerns over a lingering excess supply of natural gas in the United States has weighed on the shares of natural gas producers EQT Corp (2.9% of portfolio) and Gulfport Energy (0.0% of portfolio) were particularly hard hit. However, we remain bullish on the long term outlook for natural gas producers in North America, with an improving cost position, growing export opportunities and increasing share of energy consumption in domestic markets. During the six month period we sold our position in Gulfport to capture the tax loss and held none at May 31, 2018. We have since added it back to the portfolio.

Outlook

2018 started with optimism. January was the best month of the past six. We used the strength to trim some of our winners at that time. Accordingly, our cash position has risen to nearly 30% of the portfolio as we have found it difficult to find attractively valued stocks sporting the fundamental criteria for which we search. In general, profitability is high, the median valuation for the market is stretched, growth is hard to come by, interest rates are rising but the yield curve is flattening, energy prices are rising and labor costs seem poised to escalate. Toss in a global trade war, which has knocked the Chinese Shenzhen A Share market index into bear market territory, and it’s not hard to understand why performance for most sectors has faded or deteriorated.

In light of these conditions, we don’t mind the weight of carrying extra cash. It gives us ample fire power when opportunity presents itself. In our opinion, it feels like a late-stage economy/market where trading is dominated by momentum investors. We’ve seen this before and remain keenly aware of how opportunities are likely to unfold as these types of market trends evolve. We have held this point of view for over a year now but until the facts change, we will remain committed to our positioning.

Long term success comes from disciplined investing. And while we find the current market environment difficult given our contrarian value discipline, we remain dedicated to our investment process. We invest stock-by-stock: when we find a situation where the stock is attractively valued and strong catalysts to drive ROIC higher are present, we will add it to the portfolio. We believe this is the best way to build solid real returns over the long term, and are certain we will be finding more good ideas in the months to come. We believe patience may be rewarded.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. 6614-NLD-6/29/2018

Russell Midcap Value Index – The Russell Midcap Value Index measures the performance of the mid-cap segment of the U.S. equity universe and is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market.

Price-to-normalized-earnings-per share (P/NEPS): Normalized Earnings Per Share (NEPS) is derived from proprietary Linde Hansen & Co. calculations

Return on invested capital (ROIC) – A calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. The measure gives a sense of how well a company is using its money to generate returns.

The S&P 500 Index – is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

Chinese Shenzhen A Share Market Index – measures the performance of the Shenzhen, China stock exchange. A shares of this exchange, also known as domestic shares, are shares of mainland China-based companies and are denominated in the Chinese Renminbi.

Linde Hansen Contrarian Value Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures* for the period ending May 31, 2018, compared to its benchmark:
			Annualized
	Six Months	1 Year	3 Years	5 Years	Since Inception**
Linde Hansen Contraian Value Fund:
Class A	0.22%	0.87%	1.42%	4.62%	6.79%
Class A with load	(5.08)%	(4.42)%	(0.39)%	3.50%	5.88%
Class I	0.36%	1.16%	1.68%	4.89%	7.06%
Russell Midcap Value Index	0.27%	8.32%	7.57%	10.83%	12.87%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 1.81% for Class A shares and 1.56% for Class I shares per the April 1, 2018, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-754-7933.

**	Fund commenced operations on February 8, 2012.

The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe and is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. Investors cannot invest directly in an index.

PORTFOLIO COMPOSITION‡ (Unaudited)

Financial	16.9%
Communications	15.3%
Consumer-Non-Cyclical	14.3%
Energy	14.1%
Technology	13.1%
Consumer-Cyclical	12.3%
Industrial	10.7%
Utilities	3.3%
100.0%

‡ Based on Portfolio Market Value as of May 31, 2018.

Please refer to the Portfolio of Investments for a detailed listing of the Fund’s holdings.

Linde Hansen Contrarian Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2018

Shares		Fair Value
	COMMON STOCK - 70.9%
	ADVERTISING - 3.4%
59,952	Interpublic Group of Cos., Inc.	$1,354,915

	APPAREL - 1.2%
3,539	Ralph Lauren Corp.	476,279

	BANKS - 2.8%
26,475	Citizens Financial Group, Inc.	1,081,504

	BIOTECHNOLOGY - 2.3%
11,148	Celgene Corp.*	877,125

	ELECTRONICS - 3.1%
82,560	Knowles Corp.*	1,197,120

	ENGINEERING & CONSTRUCTION SERVICES - 2.1%
14,569	Granite Construction, Inc.	828,539

	FOOD - 2.4%
37,930	Kroger Co.	922,837

	GAS - 2.3%
35,700	NiSource, Inc.	903,210

	HAND/MACHINE TOOLS - 2.4%
24,755	Kennametal, Inc.	921,629

	HEALTHCARE-PRODUCTS - 5.5%
28,385	Hologic, Inc.*	1,075,508
9,656	Zimmer Biomet Holdings, Inc.	1,076,740
		2,152,248
	INSURANCE - 4.6%
32,173	XL Group Ltd.	1,788,175

	LEISURE TIME - 2.8%
17,265	Carnival Corp.	1,075,264

	MEDIA - 1.0%
14,797	Viacom, Inc.	400,999

	OIL & GAS - 7.3%
10,557	EOG Resources, Inc.	1,243,720
21,555	EQT Corp.	1,110,945
38,567	Transocean Ltd.*	487,872
		2,842,537
	OIL & GAS SERVICES - 2.7%
47,523	McDermott International, Inc.*	1,032,675

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
May 31, 2018

Shares		Fair Value
	COMMON STOCK - 70.9% (Continued)
	REAL ESTATE INVESTMENT TRUST - 3.1%
55,747	Host Hotels & Resorts, Inc.	$1,205,808

	RETAIL - 4.7%
24,410	Caleres, Inc.	865,579
19,659	DSW, Inc.	469,457
6,981	Target Corp.	508,845
		1,843,881
	SAVINGS & LOANS - 1.5%
49,346	New York Community Bancorp, Inc.	571,920

	SEMICONDUCTORS - 6.2%
4,847	Broadcom Ltd.	1,221,783
71,392	Cypress Semiconductor Corp.	1,175,112
		2,396,895
	SOFTWARE - 3.2%
28,969	Cadence Design Systems, Inc.*	1,229,734

	TELECOMMUNICATIONS - 6.3%
55,046	CenturyLink, Inc.	1,002,938
252,600	Nokia OYJ - ADR	1,462,554
		2,465,492

	TOTAL COMMON STOCK (Cost - $18,470,639)	27,568,786

	TOTAL INVESTMENTS - 70.9% (Cost - $18,470,639)	$27,568,786
	OTHER ASSETS LESS LIABILITIES - 29.1%	11,338,713
	NET ASSETS - 100.0%	$38,907,499

*	Non-income producing security

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2018

Assets:
Investments in Securities at Fair Value (identified cost $18,470,639)	$27,568,786
Cash	11,290,878
Dividends Receivable	81,795
Receivable for Fund Shares Sold	120
Prepaid Expenses and Other Assets	8,764
Total Assets	38,950,343

Liabilities:
Accrued Advisory Fees	17,498
Payable to Related Parties	10,596
Accrued Distribution Fees	4,530
Accrued Expenses and Other Liabilities	10,220
Total Liabilities	42,844

Net Assets	$38,907,499

Composition of Net Assets:
Net Assets consisted of:
Paid in Capital	$28,969,779
Accumulated Net Investment Income	29,384
Accumulated Net Realized Gain from Investments	810,189
Net Unrealized Appreciation on Investments	9,098,147
Net Assets	$38,907,499

Net Asset Value, Offering Price and Redemption Price Per Share
Class A:
Net Assets	$21,244,361
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	1,534,985
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share (a)	$13.84
Maximum Offering Price Per Share (Maximum sales charge of 5.25%)(b)	$14.61

Class I:
Net Assets	$17,663,138
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	1,261,107
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share (a)	$14.01

(a)	Redemptions made within 60 days of purchases may be assessed a redemption fee of 1.00%.

(b)	On investments of $25,000 or more,the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2018

Investment Income:
Dividend Income (including $10,986 of foreign withholding tax)	$286,495
Total Investment Income	286,495

Expenses:
Investment Advisory Fees	196,767
Distribution (12b-1) Fees - Class A	26,698
Transfer Agent Fees	22,439
Administration Fees	19,088
Fund Accounting Fees	16,401
Registration and Filing Fees	12,465
Legal Fees	11,468
Chief Compliance Officer Fees	9,972
Audit Fees	7,480
Trustees’ Fees	6,982
Printing Expense	5,735
Custody Fees	2,992
Shareholder Service Fees	2,493
Insurance Expense	1,745
Miscellaneous Expenses	1,995
Total Expenses	344,720
Less: Fees Waived by Adviser	(91,767)
Net Expenses	252,953
Net Investment Income	33,542

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain from Investments	819,572
Net Change in Unrealized Depreciation on Investments	(748,575)
Net Realized and Unrealized Gain on Investments	70,997

Net Increase in Net Assets Resulting From Operations	$104,539

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	May 31, 2018	November 30, 2017
	(Unaudited)
From Operations:
Net Investment Income	$33,542	$26,705
Net Realized Gain (Loss) from Investments	819,572	(47,340)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(748,575)	155,750
Net Increase in Net Assets Resulting From Operations	104,539	135,115

Distributions to Shareholders From:
Net Investment Income:
Class I	(13,856)	(15,076)
Net Realized Gain:
Class A	—	(182,864)
Class I	—	(205,183)
Total Distributions to Shareholders	(13,856)	(403,123)

From Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	16,058	242,895
Distributions Reinvested	—	177,072
Redemption Fee Proceeds	—	416
Cost of Shares Redeemed	(296,530)	(727,159)
	(280,472)	(306,776)

Class I Shares:
Proceeds from Shares Issued	241,178	1,422,660
Distributions Reinvested	9,388	177,571
Redemption Fee Proceeds	—	370
Cost of Shares Redeemed	(1,067,692)	(7,806,124)
	(817,126)	(6,205,523)

Net Decrease in Net Assets Resulting from Beneficial Interest Transactions	(1,097,598)	(6,512,299)

Total Net Decrease in Net Assets	(1,006,915)	(6,780,307)

Net Assets:
Beginning of Period	39,914,414	46,694,721
End of Period*	$38,907,499	$39,914,414
* Includes accumulated net investment income of:	$29,384	$9,698

Share Activity:
Class A Shares:
Shares Issued	1,175	17,674
Shares Reinvested	—	12,540
Shares Redeemed	(21,485)	(53,204)
Net decrease in shares of beneficial interest outstanding	(20,310)	(22,990)

Class I Shares:
Shares Issued	17,266	102,284
Shares Reinvested	675	12,461
Shares Redeemed	(75,893)	(574,515)
Net decrease in shares of beneficial interest outstanding	(57,952)	(459,770)

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented

	Class A
	Six Months		Year	Year		Year	Year	Year
	Ended		Ended	Ended		Ended	Ended	Ended
	May 31, 2018		November 30, 2017	November 30, 2016		November 30, 2015	November 30, 2014	November 30, 2013
	(Unaudited)
Net Asset Value, Beginning of Period	$13.81		$13.84	$13.05		$13.18	$13.27	$10.36
From Operations:
Net investment income (loss) (a)	—	(c)	(0.01)	(0.01	) (d)	(0.02)	0.01	0.08
Net gain (loss) from investments (realized and unrealized)	0.03		0.10	0.95		(0.11)	0.61	2.97
Total from operations	0.03		0.09	0.94		(0.13)	0.62	3.05
Distributions to shareholders from:
Net investment income	—		—	—		—	—	(0.14)
Net realized gains	—		(0.12)	(0.15)		—	(0.71)	—
Total distributions	—		(0.12)	(0.15)		—	(0.71)	(0.14)
Paid in capital from redemption fees (c)	0.00		0.00	0.00		0.00	0.00	0.00
Net Asset Value, End of Period	$13.84		$13.81	$13.84		$13.05	$13.18	$13.27
Total Return (b)	0.22	% (e)	0.60%	7.35%		(0.99)%	4.97%	29.83%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$21,244		$21,484	$21,843		$20,447	$20,400	$25,505
Ratio of expenses to average net assets,
before reimbursement	1.87	% (f)	1.81%	1.79%		1.77%	1.78%	1.99%
net of reimbursement	1.40	% (f)	1.40%	1.40%		1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	0.06	% (f)	(0.05)	(0.06)%		(0.15)%	0.06%	0.64%
Portfolio turnover rate	12	% (e)	30%	9%		16%	19%	42%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not absorbed a portion of the Fund’s expenses, total returns would have been lower.

(c)	Amount less than $0.01 per share.

(d)	The amount of net investment loss per share does not accord with the amount reported in the Statement of Operations due to the timing of shareholder transactions.

(e)	Not annualized.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented

	Class I
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	May 31, 2018		November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013
	(Unaudited)
Net Asset Value, Beginning of Period	$13.97		$13.97	$13.13	$13.24	$13.31	$10.38
From Operations:
Net investment income (a)	0.02		0.02	0.02	0.01	0.04	0.12
Net gain (loss) from investments (realized and unrealized)	0.03		0.11	0.97	(0.11)	0.61	2.97
Total from operations	0.05		0.13	0.99	(0.10)	0.65	3.09
Distributions to shareholders from:
Net investment income	(0.01)		(0.01)	—	(0.01)	(0.01)	(0.16)
Net realized gains	—		(0.12)	(0.15)	—	(0.71)	—
Total distributions	(0.01)		(0.13)	(0.15)	(0.01)	(0.72)	(0.16)
Paid in capital from redemption fees (c)	0.00		0.00	0.00	0.00	0.00	0.00
Net Asset Value, End of Period	$14.01		$13.97	$13.97	$13.13	$13.24	$13.31
Total Return (b)	0.36	% (d)	0.87%	7.68%	(0.77)%	5.20%	30.18%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$17,663		$18,430	$24,852	$23,969	$24,030	$11,733
Ratio of expenses to average net assets,
before reimbursement	1.62	% (e)	1.56%	1.54%	1.52%	1.53%	1.74%
net of reimbursement	1.15	% (e)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	0.30	% (e)	0.17%	0.19%	0.10%	0.34%	1.00%
Portfolio turnover rate	12	% (d)	30%	9%	16%	19%	42%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the Fund’s expenses, total returns would have been lower.

(c)	Amount less than $0.01 per share.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2018

1.	ORGANIZATION

Linde Hansen Contrarian Value Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term growth of capital. The Fund commenced operations on February 8, 2012.

The Fund offers two classes of shares designated as Class A and Class I. Class A shares are offered at net asset value plus a maximum sales charge of 5.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a

Linde Hansen Contrarian Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2018

“significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2018 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$27,568,786	$—	$—	$27,568,786
Total	$27,568,786	$—	$—	$27,568,786

The Fund did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the period.

It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	See Portfolio of Investments for industry classifications.

Linde Hansen Contrarian Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2018

Cash – Cash is held with a financial institution. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2015 - 2017) or expected to be taken in the Fund’s November 30, 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended May 31, 2018, amounted to $3,461,915 and $9,596,040, respectively.

Linde Hansen Contrarian Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2018

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Linde Hansen & Co, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Advisory Fees – Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the six months ended May 31, 2018, the Adviser earned advisory fees of $196,797.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until March 31, 2019, so that the total annual operating expenses of the Fund do not exceed 1.40% and 1.15% of the average daily net assets of the Class A and Class I shares, respectively. Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed. During the six months ended May 31, 2018, the Adviser waived fees of $91,767.

Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. As of May 31, 2018, $518,609 of fee waivers or expense reimbursements was subject to recapture by the Adviser from the Fund of which $163,777 expires in November 30, 2018, $172,551 expires in November 30, 2019, and $182,281 expires in November 30, 2020.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares for such distribution and shareholder service activities. For the six months ended May 31, 2018, the Fund incurred distribution fees of $26,698 on Class A shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended May 31, 2018, the Distributor received $442 in underwriting commissions for sales of Class A shares, of which $82 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Linde Hansen Contrarian Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2018

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at May 31, 2018, were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$18,460,941	$9,572,421	$(464,576)	$9,107,845

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2017	November 30, 2016
Ordinary Income	$15,076	$—
Long-Term Capital Gain	388,047	526,452
	$403,123	$526,452

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(9,383)	$—	$9,856,420	$9,847,037

The difference between book basis and tax basis unrealized appreciation and undistributed net investment income from security transactions is primarily attributable to adjustments for C-Corporation return of capital distributions.

At November 30, 2017, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$9,383	$—	$9,383

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, the reclassification of Fund distributions, and adjustments for real estate investment trusts and return of capital distributions from C-Corporations, resulted in reclassification for the year ended November 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(18,708)	$(19,354)	$38,062

Linde Hansen Contrarian Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2018

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund in which the short-term redemption occurs. For the six months ended May 31, 2018, the Fund did not assess any redemption fees.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)9 of the 1940 Act. As of May 31, 2018, Pershing LLC holds shares for the benefit of others in nominee name, totaling approximately 95% of the voting securities of the Fund.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Linde Hansen Contrarian Value Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
May 31, 2018

As a shareholder of the Fund you incur two types of costs: (1) transaction costs (such as front-end loads and redemption fees) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account		Expenses Paid During
	Account Value	Value	Annualized	the Period*
	(12/1/17)	(5/31/18)	Expense Ratio	(12/1/17 to 5/31/18)
Actual
Class A	$1,000.00	$1,002.20	1.40%	$6.99
Class I	$1,000.00	$1,003.60	1.15%	$5.74
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,017.95	1.40%	$7.04
Class I	$1,000.00	$1,019.20	1.15%	$5.79

*	Expenses paid during the period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (182) and divided by the number of days in the fiscal year (365).

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on January 23-24, 2018, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of the Linde Hansen Contrarian Value Fund (“Linde Hansen”) and Linde Hansen & Co., LLC (“Linde Hansen & Co.”) (the “Linde Hansen Advisory Agreement”).

Based on their evaluation of the information provided by Linde Hansen & Co., in conjunction with Linde Hansen’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Linde Hansen Advisory Agreement with respect to Linde Hansen.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Linde Hansen Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Linde Hansen Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Linde Hansen Advisory Agreement and comparative information relating to the advisory fee and other expenses of Linde Hansen. The materials also included due diligence materials relating to Linde Hansen & Co. (including due diligence questionnaires completed by Linde Hansen & Co., select financial information of Linde Hansen & Co., bibliographic information regarding Linde Hansen & Co.’s key management and investment advisory personnel, and comparative fee information relating to Linde Hansen) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Linde Hansen Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Linde Hansen Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Linde Hansen Advisory Agreement. In considering the renewal of the Linde Hansen Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Linde Hansen & Co. related to the proposed renewal of the Linde Hansen Advisory Agreement, including its ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for Linde Hansen, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of the research capabilities, the quality of Linde Hansen & Co.’s compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representative of Linde Hansen & Co. with respect to a series of important questions, including: whether Linde Hansen & Co. was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of Linde Hansen; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with Linde Hansen’s investment limitations, discussed procedures with Linde Hansen’s CCO and noted that the CCO of Linde Hansen & Co. would continually review the portfolio managers’ performance of their duties to ensure compliance under Linde Hansen & Co.’s compliance program. The Board then reviewed the capitalization of Linde Hansen & Co. based on financial information provided by and representations made by Linde Hansen & Co. and concluded that Linde Hansen & Co. was sufficiently well-capitalized, or its principals had the ability to make additional contributions in order to meet its obligations to Linde Hansen. The Board noted Linde Hansen & Co.’s vested interest in the marketing and distribution of Linde Hansen as well as Linde Hansen & Co.’s value oriented management style and robust research analysis for stock selection. The Board concluded that Linde Hansen & Co. had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Linde Hansen Advisory Agreement and that the nature, overall quality and extent of the management services provided by Linde Hansen & Co. to Linde Hansen were satisfactory.

Performance. The Board discussed the reports prepared by Morningstar and reviewed the performance of Linde Hansen as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods as of December 31, 2017 noting that Linde Hansen had underperformed its benchmark, peer group and Morningstar category for each period. The Board noted the disparity between the returns of Linde Hansen and the funds in the peer group was primarily attributable to stock selection. The Board further noted Linde Hansen as compared to its peer group and Morningstar category tends to hold more cash in order to mitigate risk. The Board noted that historically Linde Hansen & Co. has experience with current market conditions as a result of managing another fund with a similar investment strategy back in 1999. The Board concluded that Linde Hansen’s performance was consistent with the stated investment objective of Linde Hansen and that the Board would continue to monitor the performance of Linde Hansen.

Fees and Expenses. As to the costs of the services to be provided by Linde Hansen & Co., the Board reviewed and discussed Linde Hansen’s advisory fee and total operating expenses as compared to its peer group and Morningstar category as presented in the Morningstar Reports. The Board noted that Linde Hansen & Co. currently charged an advisory fee of 1.00% and, after waivers earned 0.61%. The Trustees reviewed the fees of the funds in the peer group and Morningstar category noting that the current advisory fee is higher than the peer group (0.85%) and the Morningstar category (0.78%) averages. The Board also reviewed the contractual expense limitation arrangement for Linde Hansen, which stated that Linde Hansen & Co. had agreed to waive or limit its advisory fee and/or reimburse expenses at least until March 31, 2019, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.40%, 2.15% and 1.15% of Linde Hansen’s average net assets for Class A, Class C and Class I shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that, based on Linde Hansen & Co.’s experience, expertise and services to Linde Hansen, the advisory fee charged by Linde Hansen & Co., although higher than Linde Hansen’s peer group and Morningstar category averages, was within the bounds of industry norms for an actively managed fund of its size and investment strategy, and therefore, was not unreasonable.

Profitability. The Board considered the level of profit that could be expected to accrue to Linde Hansen & Co. with respect to Linde Hansen based on the profitability report and analysis reviewed by the Board and the selected financial information of Linde Hansen & Co. provided by Linde Hansen & Co. After review and discussion, the Board noted that Linde Hansen & Co. was currently operating Linde Hansen at a loss. The Board concluded that based on the services provided by Linde Hansen & Co. and the current assets of Linde Hansen, profits from Linde Hansen & Co.’s relationship with Linde Hansen were not excessive.

Economies of Scale. As to the extent to which Linde Hansen will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of Linde Hansen, Linde Hansen & Co.’s expectations for growth of Linde Hansen, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Linde Hansen Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Linde Hansen & Co. as the Trustees believed to be reasonably necessary to evaluate the terms of the Linde Hansen Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Linde Hansen Advisory Agreement, (a) the terms of the Linde Hansen Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Linde Hansen Advisory Agreement is in the best interests of Linde Hansen and its shareholders. In considering the renewal of the Linde Hansen Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the Linde Hansen Advisory Agreement was in the best interest of Linde Hansen and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Linde Hansen Advisory Agreement.

Privacy Policy

Rev. July 2018

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    NorthStar EYBA, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-754-7933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC- 0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-754-7933.

Investment Adviser
Linde, Hansen & Co., LLC
25B Vreeland Road, Suite 102
Florham Park, NJ 07932

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin Wolf

Kevin Wolf, Principal Executive Officer/President

Date 8/8/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin Wolf

Kevin Wolf, Principal Executive Officer/President

Date 8/8/18

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 8/8/18